Prospectus and Summary Prospectus Supplement

May 17, 2012

Morgan Stanley Institutional Fund Trust

Supplement dated May 17, 2012 to the Morgan Stanley Institutional Fund Trust Prospectus and Summary Prospectus each dated January 31, 2012 of:

Balanced Portfolio (Class I and Class P)

The Board of Trustees of Morgan Stanley Institutional Fund Trust has approved various changes with respect to the Balanced Portfolio (the "Portfolio"), effective on or about July 16, 2012, including (i) changing the Portfolio's name to Global Strategist Portfolio, (ii) changing the Portfolio's principal investment strategies and (iii) changing the Portfolio's primary benchmark index to the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI).

Currently, in seeking to achieve the Portfolio's investment objective of above-average total return over a market cycle of three to five years, the Portfolio normally invests 45% to 75% of its assets in equity securities and 25% to 55% of its assets in fixed income securities. The Portfolio's investment adviser, Morgan Stanley Investment Management Inc. ("MSIM"), determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. MSIM evaluates international economic developments in determining the amount to invest in foreign securities. MSIM also measures various types of risk by monitoring the level of real interest rates and credit risk.

As a result of the above approvals, MSIM will seek to achieve the Portfolio's investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. MSIM will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency selection. The Portfolio's allocations will be based upon MSIM's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by MSIM's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. In addition, the Portfolio may invest in any country, including developing or emerging market countries. It is anticipated that there will be no change in the Portfolio's portfolio management team as a result of these approvals.

These changes will be reflected in a revised prospectus effective on or about July 16, 2012.

Please retain this supplement for future reference.

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